UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2025
OraSure Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-882-1820
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On December 1, 2025, OraSure Technologies, Inc. (the “Company”) reported that each of Carrie Eglinton Manner, President, Chief Executive Officer and Director, and Kenneth McGrath, Chief Financial Officer, adopted separate Rule 10b5-1 trading plans for purchases of the Company’s common stock. As a result of the Company’s ongoing share repurchase program, purchases are subject to the parameters of the Rule 10b5-1 trading plans, which were adopted in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s Insider Trading Policy and at a time when the applicable officer or director was not aware of material nonpublic information.

Under the terms of the respective Rule 10b5-1 trading plans:

•Ms. Eglinton Manner has the potential to purchase up to $165,000 of shares of the Company’s common stock over a term ending six months after the Commencement Date (as defined below).

•Mr. McGrath has the potential to purchase up to $165,000 of shares of the Company’s common stock over a term ending six months after the Commencement Date.

Trading under each plan will begin only after the applicable Rule 10b5-1 cooling off period (i.e., the later of 90 days from adoption and two business days after the filing of the Company’s Annual Report on Form 10 K, but not to exceed 120 days (the “Commencement Date”)), and each plan includes the required good faith certifications.

Under the terms of the Rule 10b5-1 trading plans, each of Ms. Eglinton Manner and Mr. McGrath will have no discretion or control over the timing or effectuation of any transactions in Company securities pursuant to their respective plans. Transactions under the plans, if any, will be reported in accordance with Section 16 of the Securities Exchange Act of 1934, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: December 1, 2025	By:	/s/ Carrie Eglinton Manner
Carrie Eglinton Manner
President and Chief Executive Officer